PURCHASE AND SALE AGREEMENT

This Purchaser and Sale Agreement (hereinafter referred to as this or the "Agreement") is made as of the 8th day of April, 2013.

BETWEEN:

HIGH 5 VENTURES INC., having an office at Suite 1000, 1177 West Hastings Street, Vancouver, British Columbia, Canada V6E 2K3

(hereinafter referred to as "High 5")

OF THE FIRST PART

AND:

GRAND ODYSSEY CASINO, S.A. DE CV, having an office at Avenida Hidalgo 6806 Col. Arenal, Tampico, Tam, Mexico

(hereinafter referred to as "Grand Odyssey Casino")

OF THE SECOND PART

WHEREAS:

A) High 5 is a company incorporated under the laws of the Province of British Columbia, Canada, its shares are listed on the Canadian National Stock Exchange (hereinafter referred to as the "CNSX") under the symbol "HHH", and in the USA on the OTCQB tier of the OTC Markets under the symbol "HHHEF";

B) Grand Odyssey Casino is a company incorporated in Mexico, having an Identification Number GOC120716H14, Folio B3364297 as further described in Exhibit "A" attached hereto;

C) Grand Odyssey Casino owns a land based casino which is located at Avenida Paseo de los Cocoteros Sur numero 67-A Fraccionamiento Nautico Turistico Nuevo Vallarta Bahia de Banderas, Nayarit, Mexico (hereinafter referred to as the "Land Based Grand Odyssey Casino");

D) High 5 wishes to buy from Grand Odyssey Casino, and Grand Odyssey Casino wishes to sell to High 5, the following: 10% of the net profits of the Land Based Grand Odyssey Casino or 5% of the gross revenues of the Land Based Grand Odyssey Casino, whichever is greater (hereinafter referred to as the "Casino Revenues");

and,

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(E) All the shareholders of Grand Odyssey Casino wish to sell the Casino Revenues to High 5.

NOW THEREFORE in consideration of the premises and mutual covenants herein set forth the parties hereto agree as follows:

1. Grand Odyssey Casino covenants with, and represents and warrants, to High 5 that:

   a) Grand Odyssey Casino has the right and authority to enter into this Agreement;

   b) Grand Odyssey Casino is a company which is duly incorporated in accordance with the laws of Mexico;

   and,

   c) the Land Based Grand Odyssey Casino is a business which is duly licensed in accordance with the laws of Mexico.

2. Grand Odyssey Casino hereby agrees to pay to High 5 the Casino Revenues regularly and promptly every 3 months commencing from the date when the casino operations start generating revenues.

3 As consideration for the purchase of the Casino Revenues, High 5 shall pay the amount of Canadian $800,000 (Eight Hundred Thousand Canadian Dollars) to Grand Odyssey Casino (hereinafter referred to as the "Purchase Price"). High 5 may pay the Purchase Price by making installment payments.

4. The parties hereto agree to execute and deliver all further documentation, and to do all such further acts and things as may be necessary and desirable to give effect to this Agreement.

5. High 5 may make any news releases and other announcements in respect to this Agreement as are necessary and advisable to fulfill High 5's continuous disclosure obligations under applicable securities laws and the policies and regulations of the CNSX.

6. This Agreement constitutes the entire agreement between the parties with respect to the matter hereof. No amendment of this Agreement shall be binding unless set forth in writing and duly executed by the authorized signatories of both parties.

7. This Agreement shall be binding upon the parties hereto and their successors, and shall enure to the benefits of the parties hereto and their successors.

8. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the Province of British Columbia and the Federal Laws of Canada applicable therein. The parties hereto irrevocably and unconditionally attorn to the exclusive jurisdiction of the courts of the Province of British

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Columbia, Canada in the event of any claims, disputes or actions that may arise from this Agreement.

9. Time shall be of the essence.

10. This Agreement may be signed electronically or by facsimile in as many counterparts as may be required.

IN WITNESS WHEREOF the parties hereto have hereunto executed these presents as of the day and year first above written.

HIGH 5 VENTURES INC.

Per ______________________
Authorized Signatory

Jake Kalpakian
Name of Authorized Signatory

V. P.
Title of Authorized Signatory

GRAND ODYSSEY CASINO, S.A. CV

Per ______________________
Authorized Signatory

Jose Benjamin Chow
Name of Authorized Signatory

Chief Executive Officer
Title of Authorized Signatory

Exhibit "A"

to the Purchase and Sale Agreement dated the 8th of April, 2013
between High 5 Ventures Inc. and Grand Odyssey Casino, S.A. De C.V.

EXHIBIT "A"

SHCP

SAT

Servicio de Administración Tributaria

SECRETARÍA DE HACIENDA Y CRÉDITO PÚBLICO

CÉDULA DE IDENTIFICACIÓN FISCAL

CLAVE DE REG. FED. DE CONTRIBUYENTE

GOC120716H14

NOMBRE, DENOMINACIÓN O RAZÓN SOCIAL

GRAND ODYSSEY CASINO SA DE CV

FOLIO

B3364297

TAM-25/07/2012-R 4zBGIzXJGB

INSCRIPCIÓN EN EL R.F.C

RFC-1

EL SERVICIO DE ADMINISTRACIÓN TRIBUTARIA, LE DA A CONOCER EL REGISTRO FEDERAL DE CONTRIBUYENTES, QUE LE HA SIDO ASIGNADO CON BASE EN LOS DATOS QUE PROPORCIONÓ, LOS CUALES HAN QUEDADO REGISTRADOS CONFORME A LO SIGUIENTE:

NOMBRE, DENOMINACIÓN O RAZÓN SOCIAL

GRAND ODYSSEY CASINO SA DE CV

DOMICILIO

VERACRUZ 200 GUADALUPE TAMAULIPAS 89120

CLAVE DEL R.F.C GOC120716H14

ADMINISTRACIÓN LOCAL **ALR TAMPICO, TAMPS.**

ACTIVIDAD **Casas de juegos electrónicos**

SITUACIÓN DE REGISTRO

ACTIVO

FECHA DE INSCRIPCION **25-07-2012** FECHA DE INICIO DE OPERACIONES **16-07-2012**

OBLIGACIONES

DESCRIPCIÓN	FECHA ALTA
Presentar la declaración anual de Impuesto Sobre la Renta (ISR) donde se informe sobre los clientes y proveedores de bienes y servicios.	16-07-2012
Presentar la declaración anual de Impuesto Sobre la Renta (ISR) donde informen sobre los pagos y retenciones de servicios profesionales. (Personas morales).	16-07-2012
Presentar la declaración anual de Impuesto Sobre la Renta (ISR) donde se informe sobre las retenciones efectuadas por pagos de rentas de bienes inmuebles.	16-07-2012
Proporcionar la información del Impuesto al Valor Agregado (IVA) que se solicite en las declaraciones del Impuesto Sobre la Renta (ISR)	16-07-2012
Presentar la declaración y pago provisional trimestral de Impuesto Sobre la Renta (ISR) de personas morales por inicio del segundo ejercicio fiscal.	01-01-2013
Presentar la declaración y pago provisional mensual de Impuesto Sobre la Renta (ISR) de personas morales del régimen general.	01-04-2013
Presentar la declaración anual de Impuesto Sobre la Renta (ISR) de personas morales.	16-07-2012
Presentar la declaración mensual donde se informe sobre las operaciones con terceros para efectos de Impuesto al Valor Agregado (IVA).	16-07-2012
Presentar la declaración y pago provisional mensual del Impuesto Empresarial a Tasa Única (IETU).	16-07-2012
Presentar la declaración y pago provisional mensual de Impuesto Sobre la Renta (ISR) por las retenciones realizadas por servicios profesionales.	16-07-2012
Presentar la declaración y pago anual del Impuesto Empresarial a Tasa Única (IETU).	16-07-2012
Presentar conjuntamente con la declaración, el listado anual de conceptos que sirvieron para determinar el Impuesto Empresarial a Tasa Única. (IETU).	16-07-2012
Presentar la declaración y pago mensual de retenciones de Impuesto al Valor Agregado (IVA).	16-07-2012
Presentar la declaración y pago provisional mensual de las retenciones de Impuesto Sobre la Renta (ISR) realizadas por el pago de rentas de bienes inmuebles.	16-07-2012
Presentar la declaración y pago definitivo mensual de Impuesto al Valor Agregado (IVA).	16-07-2012

TRÁMITES EFECTUADOS	FECHA DE PRESENTACIÓN	FOLIO DEL TRÁMITE
Reg. Federal Contribuyente / Inscripción / Inscripción de Persona Moral	25-07-2012	RF201240074989

Fecha de Impresión: 25 de Julio de 2012
TELEFONO DE ATENCION CIUDADANA
(Quejas Y Sugerencias) 01-800-463-6728

piFwAd35lob43MdKYSNrPuFm5cg7Xh9HKO2wN6sTTg+5NV/bl3LShvMbcYD62qz91WYBdyV8yJd/ybesyZro7GqijEKzV7eEb3J9aPok7Fr/jzJskRqTYeoeWsnF
380LfssMdhxNxvrmldfQlVzvJZU/Kn6CTOTxKYlbqB/fCw=

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